UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 9, 2024

Squarespace, Inc.
(Exact name of Registrant as Specified in Its Charter)

Delaware (State or Other Jurisdiction of Incorporation)	001-40393 (Commission File Number)	20-0375811 (IRS Employer Identification No.)
225 Varick Street, 12th Floor New York, New York (Address of Principal Executive Offices)	10014 (Zip Code)

(646) 580-3456
(Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, $0.0001 par value	SQSP	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (P30.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01          Entry into a Material Definitive Agreement.

On September 9, 2024, Squarespace, Inc., a Delaware corporation (the “Company”), entered into an Amended and Restated Agreement and Plan of Merger (the “A&R Merger Agreement”) with Spaceship Purchaser, Inc., a Delaware corporation (“Parent”), and Spaceship Group MergerCo, Inc., a Delaware corporation and wholly owned subsidiary of Parent (“Merger Sub”, and together with Parent, the “Buyer Parties”), providing for a cash tender offer by Merger Sub (the “Offer”) to purchase all of the outstanding shares of Company Common Stock, par value $0.0001 per share, at a price per share of $46.50, without interest and subject to any applicable withholding Taxes, and, following the completion of the Offer, a merger of Merger Sub with and into the Company, with the Company continuing as the surviving corporation (the “Merger”), on the terms and subject to the conditions set forth in the A&R Merger Agreement. The A&R Merger Agreement amends and restates the Agreement and Plan of Merger (the “Original Agreement”), dated as of May 13, 2024, by and among the Company and the Buyer Parties. Capitalized terms used herein but not otherwise defined have the meaning set forth in the A&R Merger Agreement.

A special committee (the “Special Committee”) of independent and disinterested members of the Company’s board of directors (the “Company Board”) unanimously adopted resolutions recommending that the Company Board approve and adopt the A&R Merger Agreement and the transactions contemplated thereby and that the Unaffiliated Company Stockholders accept the Offer and tender their shares of Company Common Stock to Merger Sub pursuant to the Offer on the terms and conditions set forth in the A&R Merger Agreement. Thereafter, the Company Board unanimously authorized, adopted and approved the A&R Merger Agreement and agreed to recommend that the stockholders of the Company accept the Offer and tender their shares of Company Common Stock to Merger Sub pursuant to the Offer on the terms and conditions set forth in the A&R Merger Agreement. The Special Committee determined that the A&R Merger Agreement and the transactions contemplated thereby are advisable, fair to and in the best interest of the Company and the Unaffiliated Company Stockholders. The Company Board determined that the A&R Merger Agreement and the transactions contemplated thereby are advisable, fair to and in the best interest of the Company and its stockholders.

The A&R Merger Agreement contemplates that the Merger will be effected pursuant to Section 251(h) of the Delaware General Corporation Law (the “DGCL”), which permits completion of the Merger without a vote of the holders of shares of Company Common Stock if the Offer is consummated in accordance with the terms of the A&R Merger Agreement (including the satisfaction of certain conditions related to minimum participation by the holders of shares of Company Common Stock in the Offer, as described below and more specifically set forth in the definition of “Minimum Condition” set forth on Annex A to the A&R Merger Agreement).

At the effective time of the Merger (the “Effective Time”):

          (i)          each share of Company Common Stock outstanding as of immediately prior to the Effective Time (other than shares held by the Company, the Buyer Parties and any of their subsidiaries, the shares of Company Common Stock rolled over by (i) Anthony Casalena, the Anthony Casalena 2019 Family Trust, the Anthony Casalena Revocable Trust and the Casalena Foundation (“Casalena”), (ii) General Atlantic (SQRS II), L.P. (“General Atlantic”), (iii) Accel Leaders 3 L.P. and affiliated funds (“Accel”) as described below and (iv) the shares irrecvocably accepted for purchase by Merger Sub in the Offer) (the “Owned Company Shares”) and shares of Company Common Stock held by stockholders who have properly and validly exercised their statutory rights of appraisal in respect of such shares in accordance with Section 262 of the DGCL (the “Dissenting Company Shares”)) will be cancelled and extinguished and automatically converted into the right to receive cash in an amount equal to $46.50, without interest thereon (the “Per Share Price”); and

(ii)          each Owned Company Share will be cancelled and extinguished without any conversion thereof or consideration paid therefor (provided that the Rollover Shares will be contributed to Parent immediately prior to Closing as described below).

In addition, pursuant to the A&R Merger Agreement, at the Effective Time:

(i)          each outstanding Company restricted stock unit award (each, a “Company RSU”) and Company performance-based restricted stock unit award (each, a “Company PSU”) that is either vested by its terms or held by a non-employee of the Company will be cancelled and converted into the right to receive a lump sum cash payment, without interest, equal to the product of the Per Share Price multiplied by the number of shares of Company Common Stock subject to the applicable Company RSU or Company PSU;

(ii)          each outstanding option to purchase shares of Company Common Stock (each, a “Company Option”) (other than any Company Option with a per share exercise price at or above the Per Share Price (each, an “Out-of-the-Money Option”)) that is vested by its terms will be cancelled and converted into the right to receive a lump sum cash payment, without interest, equal to the product of the excess of the Per Share Price over the applicable exercise price per share of Company Common Stock subject to such Company Option multiplied by the number of shares of Company Common Stock subject to such Company Option;

(iii)          each Company PSU that is scheduled to automatically forfeit as of the Effective Time pursuant to its terms will be forfeited as of the Effective Time for no consideration (each, a “Forfeited Company PSU”);

(iv)         each outstanding Company Option (other than any Out-of-the-Money Option) that is then outstanding and not vested will be cancelled and converted into a contractual right to receive a payment in an amount of cash equal to the product of the excess of the Per Share Price over the applicable exercise per share of Company Common Stock subject to such Company Option multiplied by the number of shares of Company Common Stock subject to such Company Option (each, a “Converted Option Award”) and each Out-of-the Money Option will be cancelled at the Effective Time for no consideration; and

(v)          each Company RSU and Company PSU (other than Forfeited Company PSUs) that is then outstanding and not vested by its terms (other than any such award held by a non-employee of the Company) will be cancelled and converted into the contractual right to receive a payment in an amount of cash equal to the product of the Per Share Price multiplied by the number of shares of Company Common Stock subject to the applicable Company RSU or Company PSU (with the number of shares of Company Common Stock subject to Company PSUs determined in accordance with the applicable award agreement) (each, a “Converted Full Value Award”, and together with the Converted Option Awards, the “Converted Equity Awards”).

Each Converted Equity Award will remain subject to the same vesting terms and conditions that applied to the associated Company Option, Company RSU or Company PSU, as applicable, immediately prior to the Effective Time.

Holders of Dissenting Company Shares will be entitled to receive payment of the appraised value of such Dissenting Company Shares in accordance with the provisions of Section 262 of the DGCL.

If the Merger is consummated, the Company Common Stock will be de-listed from The New York Stock Exchange and de-registered under the Securities Exchange Act of 1934, as amended, as promptly as practicable following the Effective Time.

Conditions to the Transaction

Merger Sub’s obligation to accept and pay for shares of Company Common Stock that are tendered in the Offer is subject to certain conditions set forth in the A&R Merger Agreement, including, but not limited to that, at the Expiration Time, (i) the number of shares of Company Common Stock validly tendered (within the meaning of Section 251(h) of the DGCL) and not validly withdrawn, together with any Owned Company Shares, equals more than 50% of the aggregate voting power of all issued and outstanding shares of Company Common Stock, (ii) the number of shares of Company Common Stock beneficially owned, directly or indirectly, by the Unaffiliated Company Stockholders and validly tendered (within the meaning of Section 251(h) of the DGCL) and not validly withdrawn, equals more than 50% of the aggregate voting power of all issued and outstanding shares of Company Common Stock beneficially owned, directly or indirectly, by the Unaffiliated Company Stockholders, (iii) the number of shares of Class B Common Stock validly tendered (within the meaning of Section 251(h) of the DGCL) and not validly withdrawn, together with any Class B Common Stock constituting Owned Company Shares, equals more than 50% of the aggregate voting power of all issued and outstanding shares of Class B Common Stock, and (iv) the number of shares of Class A Common Stock validly tendered (within the meaning of Section 251(h) of the DGCL) and not validly withdrawn, together with any Class A Common Stock constituting Owned Company Shares, equals more than 50% of the aggregate voting power of all issued and outstanding shares of Class A Common Stock, in each case as of the Expiration Time, but excluding any shares of Company Common Stock held in treasury by the Company as of the expiration of the Offer or any other shares of Company Common Stock acquired by the Company prior to the expiration of the Offer.

Consummation of the Merger is subject to certain conditions set forth in the A&R Merger Agreement, including, but not limited to, the: (i) acceptance by Merger Sub of all shares of Company Common Stock validly tendered and not validly withdrawn pursuant to the Offer; and (ii) absence of any law or injunction restraining or otherwise prohibiting the Merger.

No-Shop Period

From the date of execution of the Original Merger Agreement (the “No-Shop Period Start Date”) until the earlier to occur of the termination of the A&R Merger Agreement and the Effective Time, the Company will be subject to customary “no-shop” restrictions on its ability to solicit alternative Acquisition Proposals from third parties and to provide information to, and participate in discussions and engage in negotiations with, third parties regarding any alternative Acquisition Proposals, subject to a customary “fiduciary out” provision that allows the Company and the Special Committee, under certain specified circumstances, to provide information to, and participate in discussions and engage in negotiations with, third parties with respect to an Acquisition Proposal if the Special Committee determines in good faith (after consultation with its financial advisor and outside legal counsel) that such alternative Acquisition Proposal constitutes a Superior Proposal or is reasonably likely to lead to a Superior Proposal, and the failure to take such actions would be inconsistent with its fiduciary duties pursuant to applicable law.

Regulatory Efforts

The parties to the A&R Merger Agreement have agreed to use their respective reasonable best efforts to consummate and make effective, as promptly as practicable, the Transactions, including by using reasonable best efforts to cause the conditions to the Transactions to be satisfied.

Termination and Fees

The A&R Merger Agreement contains certain termination rights for the Buyer Parties. Upon termination of the A&R Merger Agreement under specified circumstances, including the Company terminating the A&R Merger Agreement to enter into an Alternative Acquisition Agreement with respect to a Superior Proposal in accordance with the “fiduciary out” provisions of the A&R Merger Agreement or Parent terminating the A&R Merger Agreement in the event of a Recommendation Change, the Company will be required to pay Parent a termination fee of $210,493,094.39. The $210,493,094.39 termination fee will also be payable by the Company if the A&R Merger Agreement is terminated under certain circumstances and prior to such termination, an Acquisition Proposal for an Acquisition Transaction is publicly announced or disclosed and any Acquisition Transaction is consummated or the Company enters into an agreement providing for the consummation of any Acquisition Transaction within 12 months of the termination.

The A&R Merger Agreement also contains certain termination rights for the Company. Upon termination of the Merger Agreement under specified circumstances, Parent will be required to pay the Company a termination fee of $245,575,276.79.

In addition to the foregoing termination rights, and subject to certain limitations, the Company or Parent may terminate the A&R Merger Agreement if the Merger is not consummated by May 12, 2025.

Other Terms of the A&R Merger Agreement

The Company also made customary representations and warranties in the Merger Agreement and agreed to customary covenants regarding the operation of the business of the Company and its Subsidiaries prior to the consummation of the Merger. The A&R Merger Agreement also provides that the Company, on the one hand, or the Buyer Parties, on the other hand, may specifically enforce the obligations under the A&R Merger Agreement, including the obligation to consummate the Merger if the conditions set forth in the Merger Agreement are satisfied and subject to certain other conditions. The Buyer Parties’ liability for monetary damages for breaches of the Merger Agreement are capped at $245,575,276.79 plus reasonable costs and expenses and interest.

The foregoing description of the A&R Merger Agreement and the transactions contemplated thereby does not purport to be complete, and is subject to, and qualified in its entirety by reference to, the full text of the A&R Merger Agreement, which is attached as Exhibit 2.1 and is incorporated by reference herein. The A&R Merger Agreement has been included to provide investors with information regarding its terms. It is not intended to provide any other factual information about the Company, Parent, Merger Sub or their respective Subsidiaries or Affiliates. The representations, warranties and covenants contained in the A&R Merger Agreement were made only for purposes of the A&R Merger Agreement as of the specific dates therein, were solely for the benefit of the parties to the A&R Merger Agreement, may be subject to limitations agreed upon by the contracting parties, including being qualified by confidential disclosures made for the purposes of allocating contractual risk among the parties to the A&R Merger Agreement instead of establishing these matters as facts, and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors. Investors should not rely on the representations, warranties and covenants or any descriptions thereof as characterizations of the actual state of facts or condition of the parties thereto or any of their respective subsidiaries or affiliates. Moreover, information concerning the subject matter of representations and warranties may change after the date of the A&R Merger Agreement, which subsequent information may or may not be reflected in the Company’s public disclosures. The A&R Merger Agreement should not be read alone, but should instead be read in conjunction with the other information regarding the Company, Parent and Merger Sub and the transactions contemplated by the A&R Merger Agreement that will be contained in or attached as an exhibit to the Schedule 14D-9 that the Company will file in connection with the transactions contemplated by the A&R Merger Agreement, as well as in the other filings that the Company will make with the U.S. Securities and Exchange Commission, including a Schedule 13E-3.

Financing

Also on September 9, 2024, in connection with the execution of the A&R Merger Agreement, Parent has delivered amendments to certain equity commitment letters between Parent and the financing sources identified therein, pursuant to which such financing sources have committed, subject to the terms and conditions contained therein, to invest in Parent, directly or indirectly, the cash amounts set forth therein (the “Equity Commitment Letters”). The proceeds of the Equity Commitment Letters, together with the proceeds of the Debt Commitment Letter previously delivered to the Company, are intended to fund the full amount of the aggregate consideration payable in the Transactions, on the terms and subject to the conditions set forth therein. The Company is an express limited third party beneficiary of certain rights in the Equity Commitment Letters, on the terms and subject to the conditions set forth therein.

Fee Funding Agreements

Also on September 9, 2024, in connection with the execution of the A&R Merger Agreement, Parent has delivered an amendment to that certain fee funding agreement from Permira VIII - 1 SCSp, Permira VIII - 2 SCSp, Permira VIII AIV LP1 L.P., Permira VIII AIV LP2 L.P., Permira VIII CIS SCSp, Permira VIII CIS 2 SCSp, PILI 1 Portfolio SCSp, PILI 2 Portfolio SCSp, PILI 4 Portfolio SCSp, Permira Investment Capital LP, Permira Investment Capital II LP and Permira Investment Capital III LP (the “FFA Investors”) in favor of the Company and pursuant to which, on the terms and subject to the conditions contained therein, the FFA Investors are guaranteeing certain obligations of the Buyer Parties in connection with the A&R Merger Agreement.

Tender and Support Agreements

Also on September 9, 2024, in connection with the Company’s execution of the A&R Merger Agreement, (i) Casalena, (ii) General Atlantic and (iii) Accel entered into Tender and Support Agreements (the “Tender and Support Agreements”) with Parent and the Company, pursuant to which such stockholders have agreed, among other things, to (a) validly tender or cause to be validly tendered in the Offer or otherwise sell to a Buyer Party all of their shares of Company Common Stock (excluding any Rollover Shares); and (b) vote their shares of Company Common Stock against any other action, agreement or proposal which would reasonably be expected to prevent, materially impair or materially delay the consummation of the Transactions or any of the other transactions contemplated by the A&R Merger Agreement. The Tender and Support Agreements also include certain restrictions on transfer of shares of Company Common Stock by the stockholders. Notwithstanding anything to the contrary in the Tender and Support Agreements, each of General Atlantic, Accel and Casalena may elect prior to the Offer Acceptance Time to replace all or a portion of its Rollover Shares with an equity investment indirectly in Parent.

Under the Tender and Support Agreements, immediately prior to the Effective Time, each of General Atlantic, Accel and Casalena will contribute to a direct or indirect parent company of Parent a portion of its holdings of Company Common Stock in exchange for equity interests in such a direct or indirect parent company of Parent, such that, based on equity and rollover commitments, Casalena, General Atlantic and Accel will indirectly own approximately 33.3%, approximately 8.4% and approximately 9.0% of the Company, respectively, following consummation of the Transactions. As a result of the Transactions, the shares of Company Common Stock contributed to such parent company of Parent by Casalena, General Atlantic and Accel (together, as applicable, with their respective affiliates) will be cancelled and extinguished without any conversion thereof or consideration paid therefor along with the other Owned Company Shares.

The foregoing description of the Tender and Support Agreements and the transactions contemplated thereby does not purport to be complete, and is subject to, and qualified in its entirety by reference to, the full text of the Tender and Support Agreements, which are attached as Exhibit 10.1, Exhibit 10.2 and Exhibit 10.3 and are each incorporated by reference herein. The Tender and Support Agreements have been included to provide investors with information regarding their terms. They are not intended to provide any other factual information about the Company, Parent, Merger Sub, Casalena, General Atlantic, Accel, or their respective Subsidiaries or Affiliates. The representations, warranties and covenants contained in the Tender and Support Agreements were made only for purposes of the Tender and Support Agreements as of the specific dates therein, were solely for the benefit of the applicable parties to the Tender and Support Agreements, may be subject to limitations agreed upon by the contracting parties, and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors. Investors should not rely on the representations, warranties and covenants or any descriptions thereof as characterizations of the actual state of facts or condition of the parties thereto or any of their respective subsidiaries or affiliates. Moreover, information concerning the subject matter of representations and warranties may change after the date of the Tender and Support Agreements, which subsequent information may or may not be reflected in the Company’s public disclosures. The Tender and Support Agreements should not be read alone, but should instead be read in conjunction with the other information regarding the Company, Parent, Merger Sub, Casalena, General Atlantic and Accel and the transactions contemplated by the Tender and Support Agreements that will be contained in or attached as an annex to filings that the Buyer Parties and the Company will make with the U.S. Securities and Exchange Commission, including a Tender Offer Statement on Schedule TO, a Solicitation/Recommendation Statement on Schedule 14D-9 and a Schedule 13E-3.

Item          8.01 Other Events.

On September 9, 2024, the Company issued a press release announcing its entry into the A&R Merger Agreement. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

On September 8, 2024, the Company Board resolved to cancel the Special Meeting originally scheduled to be held on September 20, 2024.

Item           9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
2.1	Amended and Restated Agreement and Plan of Merger, dated as of September 9, 2024, by and among Squarespace, Inc., Spaceship Purchaser, Inc. and Spaceship Group MergerCo Inc.*
10.1
Tender and Support Agreement, dated as of September 9, 2024, by and among Squarespace, Inc., Anthony Casalena, Anthony Casalena 2019 Family Trust, Anthony Casalena Revocable Trust, Casalena Foundation. and Spaceship Purchaser, Inc.

10.2 10.3
Tender and Support Agreement, dated as of September 9, 2024, by and among Squarespace, Inc., General Atlantic (SQRS II), L.P. and Spaceship Purchaser, Inc.
Tender and Support Agreement, dated as of September 9, 2024, by and among Squarespace, Inc., Accel Leaders 3 L.P. and affiliated funds, and Spaceship Purchaser, Inc.

99.1	Press Release of Squarespace, Inc. issued September 9, 2024
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

 *The schedules and exhibits have been omitted pursuant to Item 601(b)(2) of Regulation S-K. The Company agrees to furnish supplementally a copy of such schedules and exhibits, or any section thereof, to the SEC upon request.

Cautionary Statement Regarding Forward-Looking Statements

This communication includes certain “forward-looking statements” within the meaning of, and subject to the safe harbor created by, the federal securities laws, including statements related to the proposed merger of the Company with an affiliate of Permira Advisers (the “Transaction”), including financial estimates and statements as to the expected timing, completion and effects of the Transaction. These forward-looking statements are based on the Company’s current expectations, estimates and projections regarding, among other things, the expected date of closing of the Transaction and the potential benefits thereof, its business and industry, management’s beliefs and certain assumptions made by the Company, all of which are subject to change. Forward-looking statements often contain words such as “expect,” “anticipate,” “intend,” “aims,” “plan,” “believe,” “could,” “seek,” “see,” “will,” “may,” “would,” “might,” “considered,” “potential,” “estimate,” “continue,” “likely,” “expect,” “target” or similar expressions or the negatives of these words or other comparable terminology that convey uncertainty of future events or outcomes. By their nature, forward-looking statements address matters that involve risks and uncertainties because they relate to events and depend upon future circumstances that may or may not occur, such as the consummation of the Transaction and the anticipated benefits thereof. These and other forward-looking statements are not guarantees of future results and are subject to risks, uncertainties and assumptions that could cause actual results to differ materially from those expressed in any forward-looking statements. Important risk factors that may cause such a difference include, but are not limited to: (i) the completion of the Transaction on anticipated terms and timing, including satisfying the minimum tender condition and obtaining any regulatory approvals, and the satisfaction of other conditions to the completion of the Transaction; (ii) the ability of affiliates of Permira to obtain the necessary financing arrangements set forth in the commitment letters received in connection with the Transaction; (iii) potential litigation relating to the Transaction that could be instituted against Permira, the Company or their respective directors, managers or officers, including the effects of any outcomes related thereto; (iv) the risk that disruptions from the Transaction will harm the Company’s business, including current plans and operations; (v) the ability of the Company to retain and hire key personnel; (vi) potential adverse reactions or changes to business relationships resulting from the announcement or completion of the Transaction; (vii) continued availability of capital and financing and rating agency actions; (viii) legislative, regulatory and economic developments affecting the Company’s business; (ix) general economic and market developments and conditions; (x) potential business uncertainty, including changes to existing business relationships, during the pendency of the Transaction that could affect the Company’s financial performance; (xi) certain restrictions during the pendency of the Transaction that may impact the Company’s ability to pursue certain business opportunities or strategic transactions; (xii) unpredictability and severity of catastrophic events, including but not limited to acts of terrorism, pandemics, outbreaks of war or hostilities, as well as the Company’s response to any of the aforementioned factors; (xiii) significant transaction costs associated with the Transaction; (xiv) the possibility that the Transaction may be more expensive to complete than anticipated, including as a result of unexpected factors or events; (xv) the occurrence of any event, change or other circumstance that could give rise to the termination of the Transaction, including in circumstances requiring the Company to pay a termination fee or other expenses; (xvi) competitive responses to the Transaction; (xvii) the risks and uncertainties pertaining to the Company’s business, including those set forth in Part I, Item 1A of the Company’s most recent Annual Report on Form 10-K and Part II, Item 1A of the Company’s subsequent Quarterly Reports on Form 10-Q, as such risk factors may be amended, supplemented or superseded from time to time by other reports filed by the Company with the SEC; and (xviii) the risks and uncertainties that will be described in the Schedule TO (including the offer to purchase, letter of transmittal and related documents) that Permira will file with the SEC, and the Solicitation/Recommendation Statement on Schedule 14D-9 that the Company will file with the SEC available from the sources indicated below. These risks, as well as other risks associated with the Transaction, will be more fully discussed in the Schedule TO and the Schedule 14D-9. While the list of factors presented here is, and the list of factors to be presented in the Schedule TO and the Schedule 14D-9 will be, considered representative, no such list should be considered a complete statement of all potential risks and uncertainties. Unlisted factors may present significant additional obstacles to the realization of forward-looking statements. Consequences of material differences in results as compared with those anticipated in the forward-looking statements could include, among other things, business disruption, operational problems, financial loss, legal liability to third parties and similar risks, any of which could have a material impact on the Company’s financial condition, results of operations, credit rating or liquidity. These forward-looking statements speak only as of the date they are made, and the Company does not undertake to and specifically disclaims any obligation to publicly release the results of any updates or revisions to these forward-looking statements that may be made to reflect future events or circumstances after the date of such statements or to reflect the occurrence of anticipated or unanticipated events.

Important Additional Information and Where to Find It

The tender offer referenced in this communication has not yet commenced. This communication is for information purposes only and is neither an offer to buy nor a solicitation of an offer to sell any securities of the Company, nor is it a substitute for the offer materials that the Buyer Parties are expected to file with the SEC upon the commencement of the offer.

In connection with the Transaction, the Buyer Parties will file with the SEC a Tender Offer Statement on Schedule TO, including an offer to purchase, a letter of transmittal and other related materials that the Buyer Parties are expected to file with the SEC (the “Tender Offer Statement”) and thereafter the Company will file with the SEC a Solicitation/Recommendation Statement on Schedule 14D-9 (the “Recommendation Statement”). The Company and affiliates of the Company intend to jointly file a transaction statement on Schedule 13E-3 (the “Schedule 13E-3”).  The Company may also file other documents with the SEC regarding the Transaction.  This Current Report on Form 8-K is not a substitute for the Tender Offer Statement, the Recommendation Statement, the Schedule 13E-3 or any other document which the Company may file with the SEC. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE TENDER OFFER STATEMENT (INCLUDING AN OFFER TO PURCHASE, A RELATED LETTER OF TRANSMITTAL AND OTHER RELATED MATERIALS), THE RECOMMENDATION STATEMENT, THE SCHEDULE 13E-3 AND ANY OTHER RELEVANT DOCUMENTS THAT ARE FILED OR WILL BE FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THESE DOCUMENTS, CAREFULLY AND IN THEIR ENTIRETY BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT THE TRANSACTION AND RELATED MATTERS, INCLUDING THE TERMS AND CONDITIONS OF THE OFFER AND THE PROPOSED MERGER.  Investors and security holders may obtain free copies of the Tender Offer Statement, Recommendation Statement, Schedule 13E-3 and other documents (when they become available) that are filed or will be filed with the SEC by the Company through the website maintained by the SEC at www.sec.gov, the Company’s website at https://investors.squarespace.com or by contacting the Company’s Investor Relations Team at investors@squarespace.com.

The Transaction will be implemented solely pursuant to the A&R Merger Agreement dated as of September 9, 2024, among the Company, Parent, and Merger Sub, which contains the full terms and conditions of the Transaction.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SQUARESPACE, INC.

Dated: September 9, 2024	By: /s/ Courtenay O’Connor
Courtenay O’Connor
General Counsel and Secretary